This is filed pursuant to Rule 497(e).
File Nos. 33-18647 and 811-05398.

[LOGO] ALLIANCEBERNSTEIN(R)
INVESTMENT RESEARCH AND MANAGEMENT, INC.



                         ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
                          --AllianceBernstein Balanced Wealth Strategy Portfolio
--------------------------------------------------------------------------------

Supplement dated October 17, 2005 to the Statement of Additional Information dated May 2, 2005 of the AllianceBernstein Variable Products Series Fund that offers Class A and Class B shares of AllianceBernstein Balanced Wealth Strategy Portfolio.

The following information should be added to the section entitled "Investment Policies and Restrictions - AllianceBernstein Wealth Appreciation Strategy Portfolio/AllianceBernstein Balanced Wealth Strategy Portfolio" in the Statement of Additional Information.

The AllianceBernstein Balanced Wealth Strategy Portfolio may invest in emerging market debt securities. Investments in emerging markets may be significantly more volatile and returns may differ substantially from investments in U.S. debt securities generally. Market changes or other factors affecting emerging markets, including political instability and unpredictable economic conditions, may have a significant effect on the value of the Fund's investments in emerging market debt securities.

For more information, please call your financial intermediary.

You should retain this Supplement with your Statement of Additional Information for future reference.

---------------------------------
(R) This symbol is used under license from the owner, Alliance Capital Management L.P.


00250.0292 #606428